EHA Data Review & ZYNTEGLO® Approval Webcast June 14, 2019 Exhibit 99.1

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, the timing or likelihood of regulatory filings and approvals, and the timing and likelihood of entering into contracts with payors for value-based payments over time or reimbursement approvals, and our commercialization plans for approved products are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward-looking statements

WE RECODE FOR LIFE Our ambition is to recode science, systems and the status quo, so lives can be lived fully.

Today’s Agenda SCD Data: HGB-206 Group C Dave Davidson, MD chief medical officer TDT Data: Northstar (HGB 204), Northstar-2 (HGB-207) and Northstar-3 (HGB-212) Dave Davidson, MD chief medical officer ZYNTEGLO® Launch Update Nick Leschly chief bluebird & Alison Finger chief commercial officer Q&A

Sickle Cell Disease (SCD) HGB-206 Group C

Sickle Cell Disease Severe blood disorder that causes anemia, frequent pain crises and shortened lifespan Global annual birth incidence ~ 300,000 – 400,000 Mean age of death in the U.S. is 44 years1 Bridgett’s Experience Diagnosed at 17 Had over 140 gallstones before diagnosis First transfusion at 19, received over 300 transfusions Chronic pain Constantly concerned about what may trigger the next crisis 1Paulukonis et al, California’s Sickle Cell Data Collection Cohort, 2005-2015* ASH 2017* Living with Sickle Cell Disease

HGB-206 Group C: Disposition
Currently enrolling


Currently Enrolled
N=25
Ineligible
N=3
Cell Collection Pending
N=3
Plerixafor Mobilization & Apheresis
N=19
Discontinued*
N=2
DP Manufacture Pending
N=1
DP Manufacture Completed
N=16
Transplant Pending
N=3
LentiGlobin Infused
N=13
Median follow-up: 9.0 months
(min – max: 1.0 – 15.2)

*1 withdrew consent, 1 discontinued due to adverse event
Definitions: HSCs, hematopoietic stem cells

Data as of 7 March 2019

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HGB-206 Group C: Patient characteristics N=19 patients who started cell collection Parameter Group C N=19 Age at consent, years median (min – max) 26 (18 – 36) Gender 8F 11 M Genotype, βS/βS 19 SCD History Hydroxyurea#, n 11 VOCs*, n Annualized no. of events, median (min – max) 15 4.0 (2.0 – 13.5) ACS†, n Annualized no. of events, median (min – max) 2 1 (1 – 1) Stroke, n 3 TRJV > 2.5 m/s, n 1 *≥ 2 events/year in preceding 2 years; †≥ 2 episodes in preceding 2 years, with ≥ 1 episode in the past year or in the year prior to the initiation of regular transfusions; #Within 30 days prior to informed consent Definitions: ACS, acute chest syndrome; F, female; M, male; TRJV, tricuspid regurgitant jet velocity; VOC, vaso-occlusive crisis Data as of 7 March 2019

HGB-206 Group C: Median HbS ≤ 50% of total Hb in patients with ≥ 6 months of follow-up post LentiGlobin treatment Median Hb (g/dL) 10.7 11.5 11.4 11.7 15.0 36% 47% 33% 49% 59% 40% Definitions: % represent median Hb fractions as % of total; Hb, hemoglobin Data as of 7 March 2019 52% 46% 46% 50% Total Hb and HbAT87Q ranged from 10.2 – 15.0 g/dL and 4.5 – 8.8 g/dL, respectively, at last visit in patients with ≥ 6 months of follow-up

HGB-206 Group C: Decreased hemolysis following LentiGlobin treatment Reticulocyte Counts Lactate Dehydrogenase Total Bilirubin Median (Q1, Q3) depicted; Dot-dash lines denote lower and upper limits of normal values; *Shows number of patients for whom data are available; † Total bilirubin at last follow-up remains > 2-fold lower than at screening Definition: LDH, lactate dehydrogenase N* 13 10 8 7 5 1 11 10 7 7 5 1 13 10 8 7 5 1 Data as of 7 March 2019 †

Proportion of Red Blood Cells (%) Data as of 7 March 2019 Definition: RBCs, red blood cells Mean is depicted - if N=1, data show technical replicates; *Pre-conditioning sample does not contain any βA-T87Q , signal represents false positives HGB-206 Group C: On average, ≥ 70% of RBCs from patients treated with LentiGlobin contain βA-T87Q by month 9 Single RBC western blot assay was performed in multiple patient samples Pre-Conditioning Month 4.5 Month 6 Month 9 Month 12 Month 15 βA only βS only βA-T87Q positive (RBCs with detectable βA-T87Q in addition to βS)*

HGB-206 Group C: Reduction in annualized rate of VOC plus ACS post treatment



15
10
5
0
Annualized VOC + ACS
2 years pre-treatment
N=6*†
At last visit post-treatment
N=6†

Median (min – max)	**5.3** (3 – 14)	**0** (0 – 2)

- No ACS or serious VOCs occurred in any Group C patient post-LentiGlobin treatment to date
- 1 non-serious Grade 2 VOC was observed in 1 pt ~3.5 months post DP infusion

Investigator-reported adverse events of VOC or ACS are shown;
*Patients with ≥ 1 VOC/ACS in the 2 years before Informed Consent; †Patients with ~ ≥ 6 months of follow-up post DP infusion
Definitions: ACS, acute chest syndrome; DP, drug product; VOCs, vaso-occlusive crises

Data as of 7 March 2019

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HGB-206 Group C: Safety profile consistent with myeloablative busulfan conditioning Non-hematologic grade ≥ 3 AEs* Post DP infusion in ≥ 2 patients N=13 n (%) Febrile neutropenia 10 (77) Stomatitis 7 (54) Abdominal pain upper 2 (15) Alanine aminotransferase increased 2 (15) Blood bilirubin increased 2 (15) Nausea 2 (15) Serious AEs* Post DP infusion in ≥ 2 patients N=13 n (%) Nausea 2 (15) Vomiting 2 (15) Serious AEs post DP infusion were reported in 6 patients No DP-related adverse events No cases of veno-occlusive liver disease observed to date No graft failure or deaths reported No vector-mediated RCL detected and no evidence of clonal dominance across LentiGlobin studies† No further cases of MDS have been observed across studies of LentiGlobin†§ Definitions: AE, adverse event; DP, drug product; RCL, replication competent lentivirus *Hematologic AEs commonly observed post-transplant have been excluded; †As of 20 Sep 2017 (HGB-205); 13 Dec 2018 (HGB-204, HGB-207), and 12 Apr 2019 (HGB-212) §One patient in Group A was reported to have MDS at last data update (ASH 2018). There was no evidence of LVV-mediated oncogenesis and the MDS SAE was considered unlikely related to LentiGlobin gene therapy. Data as of 7 March 2019

Plans Based on Ongoing Engagement with Regulators Ongoing Phase 1/2, single arm, multi-center, U.S. study N=41 (Group C) Primary Endpoint: HbAT87Q and Total Hb Key Secondary Endpoint: Reduction in severe VOEs ≥12 years of age - ≤50 years of age Phase 1/2, single-center in France N=7 (4 β-thalassemia) HGB-205 (Transfusion-dependent b-thalassemia & severe sickle cell disease) All thalassemia subjects dosed as of Sep 2015 2 year study duration; last β-thalassemia subject visit ≈Sep 2017 Phase 3, single arm, multi-center, global study HGB-210 Sickle Cell Disease, history of VOEs over 24 months Primary Endpoint: HbAT87Q and Total Hb Key Secondary Endpoint: Reduction in severe VOEs HGB-206 Group C Sickle Cell Disease, history of vaso-occlusive events (VOEs) over 24 months Accelerated development plan using novel composite primary endpoint based on hemoglobin NEW Planned for 2019 EXPANDED Updated Primary Endpoint Up to additional 21 patients Expanded age range Additional Clinical Investigation in Other Patient Types and Ages Planned

Transfusion-Dependent β-thalassemia (TDT)

Conditional approval granted in EU for patients with TDT and non-β0/β0 genotypes Gene therapy for patients 12 years and older with transfusion-dependent β-thalassemia (TDT) who do not have a β0/β0 genotype, for whom hematopoietic stem cell (HSC) transplantation is appropriate but a human leukocyte antigen (HLA)-matched related HSC donor is not available

ZYNTEGLO® is the first and only one-time therapy for TDT now approved in the EU for people with TDT and non-β^0/β^0 genotypes

ZYNTEGLO has the potential to increase total Hb to normal levels

- Northstar-2 (HGB-207): Median weighted average total Hb during transfusion independence (TI) was 12.4 g/dL (n=4)

Following engraftment and achievement of TI, the effects of ZYNTEGLO are expected to be lifelong

- All non- β^0/β^0 patients in Northstar (HGB- 204) and Northstar-2 who achieved TI, maintained TI
- Northstar: TI maintained up to 3.8 years
    - Northstar: Reduction in iron overload seen at 4 years (n=4)



The majority of evaluable patients achieved TI

- Northstar and HGB-205: 11/14 patients with non-β^0/β^0 genotypes achieved TI
- Northstar-2: 4/5 patients achieved TI

Gene therapy derived Hb (HbA^{T87Q}) supports total Hb production soon after infusion

- Northstar-2: Median total hemoglobin at 6 months: 11.9g/dL; HbA^{T87Q} was 9.5 g/dL (n=11)
- Northstar, non-β^0/β^0 patients: Median 6 month Hb was 9.7 g/dL; HbA^{T87Q} was 4.7 g/dL (n=10)

Full Indication: Gene therapy for patients 12 years and older with transfusion-dependent β-thalassemia (TDT) who do not have a β^0/β^0 genotype, for whom hematopoietic stem cell (HSC) transplantation is appropriate but a human leukocyte antigen (HLA)-matched related HSC donor is not available

Data as of 13 December 2018

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Broad clinical development program continues Original manufacturing process All genotypes N=18 Refined manufacturing process Non-β0/β0 genotypes N=23 β0/β0 genotypes Refined manufacturing process N=15 HGB-204 Complete HGB-207 HGB-212 Original manufacturing process N=4 HGB-205 Complete

HGB-204: 8/10 patients with non-β0/β0 genotypes achieved transfusion independence Definitions: Hb, hemoglobin; RBC, red blood cell; TI, transfusion independence (weighted average Hb ≥ 9 g/dL without RBC transfusions for ≥ 12 months) Median duration of TI: 38.0 months (min – max: 21.2 – 45.3 months); responses are ongoing Median weighted average Hb during TI: 10.3 g/dL (min – max: 9.3 – 13.2 g/dL) Hb (g/dL) At last study visit 10.2 11.6 10.4 10.4 14.1 9.1 10.6 10.3 Data as of 13 December 2018 Time following cessation of RBC transfusions

HGB-204: 4/8 patients with β0/β0 genotypes have been transfusion free for > 12 months Hb (g/dL) At last study visit 9.1 9.8 8.6 10.9 3/8 patients with β0/β0 genotypes have achieved transfusion independence (weighted average Hb ≥ 9 g/dL without any red RBC transfusions for ≥ 12 months) Median duration of TI: 16.4 months (min – max: 16.1 – 20.8 months) All responses are ongoing Median weighted average Hb during TI: 9.9 g/dL (min – max: 9.5 – 10.1 g/dL) | Patient had a single transfusion for an acute event of cat scratch disease. Hb, hemoglobin; RBC, red blood cell; TI, transfusion independence Data as of 13 December 2018 ‡ Time following cessation of RBC transfusions |

HGB-204: Liver iron concentration decreased in patients who achieved transfusion independence Patients re-initiated iron chelation therapy a median of 13 months after LentiGlobin infusion (min – max: 2 – 15 months) Medians (min, max) depicted Definitions: LIC, liver iron concentration; M, month Data as of 13 December 2018 N 11 11 11 2 4 56% median reduction in LIC between baseline and M48 with re-initiation of iron chelation (min – max: 38% – 83%; N=4)

HGB-207: Stable total Hb and gene therapy-derived HbAT87Q in 10/11 patients with ≥ 6 months follow-up #Last Hb before patient restarted red blood cell transfusions Definitions: Hb, hemoglobin Data as of 13 December 2018 Median Hb in patients free from transfusions at last study visit (g/dL) M6 (n=10) M9 (n=9) M12 (n=7) M18 (n=2) Total Hb 11.9 11.6 12.4 12.3 HbAT87Q 9.5 9.4 9.3 9.9

HGB-207: 8.8 – 13.3 g/dL total Hb in patients who have stopped RBC transfusions for ≥ 3 months (n=13) Data as of 13 December 2018 Hb (g/dL) at last visit 13.3 11.3 (transfused) 11.3 12.1 12.3 12.5 12.4 12.4 11.5 11.0 12.6 11.3 8.8 13.3 Transfusion status in patients with ≥ 3 months follow-up Patient began phlebotomy Definitions: Hb, hemoglobin; RBC, red blood cell

HGB-207: 4/5 (80%) evaluable patients achieved the primary endpoint of transfusion independence Data as of 13 December 2018 Hb (g/dL) at last visit 13.3 11.3 (transfused) 11.3 12.1 12.3 12.5 12.4 12.4 11.5 11.0 12.6 11.4 8.8 13.3 Transfusion status in patients with ≥ 3 months follow-up Definitions: Hb, hemoglobin; RBC, red blood cell 4/5 (80%) evaluable patients achieved the primary endpoint of transfusion independence (TI) Weighted average hemoglobin ≥ 9 g/dL without any transfusions for ≥ 12 months Median duration of TI: 13.6 months (min – max: 12.0 – 18.2 months) All responses are ongoing Median weighted average Hb during TI of 12.4 g/dL (min – max: 11.5 – 12.6 g/dL) Patient began phlebotomy

HGB-212: Hb of 10.2 – 13.6 g/dL in patients off RBC transfusions for ≥ 3 months (n=5) Hb (g/dL) At last assessment β0/β0 13.6 β0/IVS-I-110 10.5 IVS-I-110/IVS-I-110 11.5 IVS-I-110/IVS-I-110 8.6 β0/IVS-I-110 12.3 β0/β0 10.2 β0/β0 8.9 β0/β0 6.6 β0/β0 9.8 Time free from chronic transfusions in patients with ≥ 3 months follow-up Data as of 12 April 2019 *Patient received a RBC transfusion after data analysis, as reported by the investigator Patient 1 achieved transfusion independence * Definitions: Hb, hemoglobin; RBC, red blood cell

HGB-212: HbAT87Q in patients following treatment with LentiGlobin Data as of 12 April 2019 Definition: Hb, hemoglobin All patients at month 6 have HbAT87Q ≥ 8 g/dL (n=4)

HGB-212: Gene therapy-derived HbAT87Q significantly contributes to Hb 59 – 91% of total Hb is HbAT87Q Hb fractions in patients with ≥ 3 month visit Data as of 12 April 2019 Genotype β0/β0 β0/ IVS-I-110 IVS-I-110/ IVS-I-110 β0/ IVS-I-110 IVS-I-110/ IVS-I-110 β0/β0 β0/β0 DP/Peripheral VCN 3.1/2.8 3.65/3.3 3.1/5.1 4.3/2.0 2.1/0.4 2.25/0.8 3.0/0.5 Month 3 Month 6 Month 9 Month 12 Definitions: DP, drug product; Hb, hemoglobin; VCN, vector copy number

Clinical data supports patient and physician desired outcomes in TDT & SCD Phase 1/2 Up to 3.8 years of transfusion independence in Phase 1/2 (HGB-204) study in patients with TDT who do not have a β0/β0 genotype Phase 3 Total hemoglobin levels of 10.2 – 13.6 g/dL in patients who have β0/β0 genotype or IVS-I-110 mutation and were free of transfusions for at least three months in ongoing Phase 3 (HGB-212) study Phase 3 80% of evaluable patients achieved transfusion independence in ongoing (HGB-207) study of patients with TDT who do not have a β0/β0 genotype 13/14 were free from transfusions for at least 3 months with total Hb from 8.8-13.3 g/dL at the time of the last study visit Phase 1 In patients who were at least 6 months post-treatment, median level of abnormal sickle hemoglobin (HbS) was reduced to ≤ 50% of total Hb At up to 15 months post-treatment there were no reports of serious vaso-occlusive crisis or acute chest syndrome in Group C

Commercial launch update

A system NOT setup for one-time potentially curative treatments

CNBC

"The debate over price is fundamentally a debate over access. Gene therapies and other treatments that can cost millions of dollars can still be a relative bargain for what they give patients and society if they're able to cure a disease that would severely limit or even end life."

Scott Gottlieb, M.D. Former FDA Commissioner

HEALTH PAYER INTELLIGENCE

"While … therapies that are in the pipeline offer the promise of dramatic health improvements, their upfront costs are significant, which makes it **imperative that we work together to find creative, value-based payment approaches that tie reimbursement level to both short-term and long-term efficacy."**

Michael Sherman, M.D.
Harvard Pilgrim Chief Medical Officer

FiercePharma

"Gene therapy either works or it doesn't… **If the product succeeds, it should be reimbursed at a robust level**, because the pharmaco-economics over the course of time are extremely positive. **If it doesn't work, the payer, whether it's public or private, shouldn't have to bear the burden. We're moving in that direction."**

Peter Pitts
Former FDA Assistant Commissioner

TRADITIONAL CHRONIC FOR LIFE MODEL



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bluebirdbio
recode for life™

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Our commitment to recode the status quo BLUE VALUE PRINCIPLES Focus on patient innovation and access  Creative and disruptive Flexible and share risk  Transparent, proud and proactive Don’t do silly short-sighted stuff Don’t truncate value because it’s a one-time potentially curative treatment Don’t price at what you can get away with or what the market can bear Focus on real value delivered to the patient & system Unapologetically fund & reward innovation that matters &

FAIR VALUE RECOGNITION SHARED RISK HEALTH SYSTEM AFFORDABILITY PER PATIENT AFFORDABILITY OBJECTIVE STRATEGIC APPROACH Our approach – VALUE-BASED PAYMENT over time based on OUTCOME Lifetime cost-time effectiveness timeframe Base value only on patient QOL and Life Extension Pay ONLY IF the treatment works Put UP TO 80% of the price at risk based on success Spread payments over UP TO A FIVE YEAR period NO PRICE INCREASES above CPI NO COST after payment period (vs. for life) Recode system to catalyze change 1 2 3 4

Keeping it Focused on the Patient: Living with TDT Potentially fatal genetic disease caused by mutations in the β-globin gene that result in reduced or absent hemoglobin Despite advances in iron management, TDT patients suffer from serious complications and organ damage caused by excess iron TDT patients have a lifelong challenge and currently rely on chronic treatments that accumulate in costs over decades  National Institutes of Health (NIH). Hemoglobin. https://medlineplus.gov/ency/article/003645.htm. LAURICE’S EXPERIENCE: Hemoglobin of 6.9 g/dL growing up [normal range for females: 12.1-15.1 g/dL]1 Congestive heart failure at 9 and 25 Splenectomy at 10, tonsillectomy at 13, gall bladder removal at 22 Severe osteoporosis Chronic pain Under care of PCP, cardiologist, hematologist, endocrinologist, and a pain specialist Lost many friends with TDT

What has (and has not) gone into assessing the value of ZYNTEGLO®? Quality of Life $4M $3M $2M $1M $0 Societal Value Life Extension Traditional All Inclusive Calculation Cost Offsets (U.S./EU Vary) (Returned To The System) Quality of Life $2M $1M $0 ZYNTEGLO Intrinsic Value $2.1M Benefit realized by patient We measure the value of ZYNTEGLO based on impact on patients: Life extension and quality of life improvements* The expected lifelong clinical benefits of ZYNTEGLO drive its intrinsic value The resulting cost offsets are returned to the healthcare system The ZYNTEGLO payment model protects health care systems from bearing the cost of ineffective therapy ZYNTEGLO is a good health care investment and is cost-effective when considering a range of accepted thresholds in Europe ZYNTEGLO Actual Price Considerations *We have quantified the impact on patient quality of life, survival, treatment cost and society using established health economic modeling techniques. Life Extension

ZYNTEGLO CAPPED PAYMENT MODEL - EUROPE ZYNTEGLO® payment and pricing: value & outcome based, 5 year cap @ risk NO COST Potential Lifelong Benefit, 5 Years of Cost 5 4 3 2 1 Years A one-time treatment expected to deliver lifelong benefit with 5 years of cost versus continual, lifelong treatment and cost €315K €315K €315K €315K €315K First Year Payment: €315K* Five Year Total Payment With 100% Success: €1.575M Payments only made with success *Based on exchange rate of 1 Euro = $1.13196 USD on June 12, 2019, First Year Payment in USD terms is: $356,567; Five Year Total Payment With 100% Success: $1,782,837

What are next steps and how is launch readiness progressing? Each Journey is Different Country-by-Country Recoding Will Play Out Over Time EC Decision Team in place; completing set-up and working to activate QTCs Actively engaging payers Progressing forward with dossier submissions Working in collaboration with EMA to finalize commercial drug product specifications and manufacturing parameters Sick Funds GKV GBA AIFA AIFA Regions & Centers AIFA NICE NICE NHS CEPS CEPS HAS First patient infused Value based agreement (negotiate 5-year contract) Milestones Agree on price Health technology assessment

BLUE style commercial success factors Payment models may vary by country Focus on establishing the commercial model and operations for the long-term In the near-term, product revenue is not the most telling indicator on European TDT launch progress Performance metrics that we will be tracking and sharing Learnings and local market insights to inform continuous innovation Commercial patient infusions Pricing approval by country QTC contracts in place

Q & A